Heritage Oaks Bancorp

Sandler O'Neill & Partners L.P.

2012 West Coast Financial Services Conference

March 5-7, 2012

San Francisco, California

Heritage Oaks Bancorp
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Forward-Looking Statements

Certain statements contained in this Report, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar impact, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the ongoing financial crisis in the United States, including the continuing downturn in the California real estate market, and the response of the federal and state government and our regulators thereto, general economic conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the impact of the recent capital raise to support the Company’s business, as well as economic, political and global changes arising from the war on terrorism, increased profitability, continued growth, the Company’s beliefs as to the adequacy of its existing and anticipated allowance for loan losses, beliefs and expectations about, and requirements to comply with the terms of Consent Order and Written Agreement issued by regulatory authorities having oversight of the Company’s and Bank’s operations, and financial policies of the United States government. (Refer to the Company’s December 31, 2010 10-K, ITEM 1A. Risk Factors). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Heritage Oaks Bancorp
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Overview of Franchise

- Traded on NASDAQ – Ticker "HEOP"
- One of the largest community banks operating along California's Central Coast
- Headquartered in Paso Robles, CA
- $987 Million in Total Assets
- Celebrating our 29th year of Operation
- 14 Branch Offices, 260 employees
- New Management Team
- Well Capitalized, Solid Margins, Improved Credit Quality
- Strong Core Deposit Base

HeritageOaksBancorp
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Branch Footprint

San Luis Obispo, Santa Barbara & Ventura Counties

- *Located between San Francisco and Los Angeles*


San Francisco
Oakland
San Jose
Fresno
Paso Robles
Santa Maria
Goleta
Santa Barbara
Bakersfield
Los Angeles
Long Beach
Anaheim
Riverside
Santa Ana
Modesto
Turlock
Merced
Salinas
Visalia
Lancaster
Palmdale
Hesperia
Apple Valley
Redlands
Temecula







Market Share

San Luis Obispo County

Years in Market	29
Overall Market Share	9.77%
Overall Ranking in County	5
Community Bank Ranking	1

City of Paso Robles

Market Share	24.48%
Overall Ranking in market	1
Community Bank Ranking	1

City of San Luis Obispo

Market Share	5.60%
Overall Ranking in market	9
Community Bank Ranking	4

Santa Barbara County

Years in Market	9
Overall Market Share	3.13%
Overall Ranking in County	8
Community Bank Ranking	4

City of Santa Maria (9 years in market)

Market Share	7.88%
Overall Ranking in market	4
Community Bank Ranking	1

City of Santa Barbara (4 years in market)

Market Share	3.14%
Overall Ranking in market	9
Community Bank Ranking	3

Ventura County

Heritage Oaks has no presence in Ventura County at this time

Market Share data as of June 30, 2011, source FDIC

Heritage Oaks Bancorp
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Business Model

Heritage Oaks Bancorp
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- **Primary Business:**
  - Commercial & Retail banking
  - CRE, C&I, Ag lending and SBA to small and medium size local businesses
  - 1 – 4 Family Mortgages, Home Equity and other consumer loans
  - Niche markets include Hospitality, Professionals, SBA and Agriculture
- **Well Positioned versus Local Competitors:**
  - Improved credit quality
  - Improving efficiency and profitability
  - Reinvesting a portion of expense savings into top line revenue growth
  - Strong net interest margin (4.71% average for 2011)
  - Well capitalized, low cost core deposit base
  - Larger legal lending limit compared to local community banks

Fourth Quarter & FY 2011 Highlights

- Q4 Net Income $4.1MM, $2.0MM above Q3, marking the fifth consecutive quarter of profitability
- FY Net Income was $7.7MM, $25.3MM above the 2010 net loss of ($17.6MM)
- Company decreased its deferred tax asset valuation allowance from $7.1MM to $5.6MM in Q4 which contributed $1.5MM to Net Income
- Asset quality improved with NPL's down $0.7MM from Q3 and $20.4MM since Dec., 2010 to $12.4MM or 1.91% of gross loans
- Allowance for loan losses $19.3MM or 2.99% of gross loans, reflecting 156% coverage over NPL's
- Tier 1 Leverage ratio 12.06% and Total Risk-Based Capital ratio 16.07%

Income Statement

($M)	2010	2011	Better/ (Worse)
Net interest income	$42,747	$43,204	$457
Non-interest income	10,747	9,730	(1,017)
Total Revenues	53,494	52,934	(560)
Non-interest expense	41,283	37,318	3,965
Provision for loan loss	31,531	6,063	25,468
Pre-tax income	(19,320)	9,553	28,873
Income taxes	(1,760)	1,828	(3,588)
Net income	($17,560)	$7,725	$25,285
EPS Basic	($1.30)	$0.25	$1.55
EPS Fully Diluted	($1.30)	$0.24	$1.54



Quarterly Net Income
($ in thousands)
$517
$522
$954
$2,119
$4,130
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Heritage Oaks Bancorp
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Improving Profitability


Return on Average Assets & Average Equity
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.67%
1.73%
3.10%
6.67%
12.87%
0.21%
0.21%
0.40%
0.86%
1.66%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Return on Average Assets
Return on Average Equity

Heritage Oaks Bancorp
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Healthy Net Interest Margin, Improving Efficiency



Net Interest Margin
Average Full year - 4.71%
4.90%
4.85%
4.80%
4.75%
4.70%
4.65%
4.60%
4.55%
4.50%
4.45%
4.40%
4.58%
4.73%
4.80%
4.67%
4.67%
Q4 ' 10
Q1 '11
Q2 '11
Q3 '11
Q4 '11



Efficiency Ratio
Average Full Year - 67.98%
75.00%
70.00%
65.00%
60.00%
55.00%
73.84%
70.56%
68.78%
66.52%
66.17%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Balance Sheet (Trailing Five Quarters)

($ in millions)	Q4 '10	Q1 '11	Q2 '11	Q3 '11	Q4 '11
Assets					
Cash and equivalents	$23	$47	$39	$27	$35
Investment Securities	224	208	218	249	238
Gross Loans	677	668	664	648	646
All other assets	59	48	53	59	69
Total assets	**$983**	**$971**	**$974**	**$983**	**$988**
Liabilities					
Deposits	798	786	803	802	786
Borrowings	53	53	38	45	60
All other liabilities	10	10	9	10	12
Total liabilities	**861**	**849**	**850**	**857**	**858**
Stockholders' Equity					
Total stockholders' equity	121	122	124	126	130
Total liabilities and equity	**$983**	**$971**	**$974**	**$983**	**$988**

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Outstanding Core Deposits, Declining Cost of Deposits



Core Deposits/Total Deposits
89.0%
88.0%
87.0%
86.0%
85.0%
84.0%
83.0%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.79%
0.65%
0.60%
0.53%
0.48%
85.2%
86.0%
87.0%
87.9%
88.5%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Core Deposits/Total Deposits
Cost of Deposits

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Loan Portfolio Less Construction & Land…

($ MM)	12/31/10	12/31/11	Percent	B/W
Real Estate				
Multi-family	$18	$16	2.5%	(2)
1 to 4 family	22	21	3.3%	(1)
Home Equity	31	31	4.8%	-
CRE	348	357	55.3%	9
Farmland	15	8	1.2%	(7)
Total	434	433	67.0%	(1)
Commercial				
C & I	146	141	21.8%	(5)
Agriculture	15	16	2.5%	1
Total	161	157	24.3%	(4)
Construction				
Single family	14	13	2.0%	(1)
Multi-family	2	2	0.3%	-
Commercial	28	8	1.2%	(20)
Total	44	23	3.6%	(21)
Other	8	7	1.1%	(1)
Land	30	26	4.0%	(4)
Gross Loans	**$677**	**$646**	**100.0%**	**(31)**

During 2011 Heritage Oaks Bank executed on $25MM of classified loan sales

Heritage Oaks Bancorp
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Improved Asset Quality


($ in millions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
55.0
75.5
32.8
41.6
74.8
27.2
31.4
56.6
23.3
24.7
55.3
13.1
39.3
54.0
12.4
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Special Mention
Classified loans
Non-Accrual
Allowance

Heritage Oaks Bancorp
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Improved Credit Metrics


NPA/Total Assets
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.02%
3.43%
2.76%
1.56%
1.35%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11


Classified Assets/Tier 1 + ALLL
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
40.00%
35.00%
67.53%
62.46%
47.42%
44.42%
44.31%
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Heritage Oaks Bancorp
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Well Capitalized (Heritage Oaks Bancorp)


Leverage Ratio
12.5%
12.0%
11.5%
11.0%
10.5%
10.0%
11.15%
11.44%
11.56%
12.06%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Tier 1 Risk-Based Ratio
15.5%
15.0%
14.5%
14.0%
13.5%
13.0%
12.5%
12.0%
14.37%
13.93%
14.37%
14.81%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Total Risk-Based Ratio
16.5%
16.0%
15.5%
15.0%
14.5%
14.0%
15.64%
15.20%
15.63%
16.07%
Q1 '11
Q2 '11
Q3 '11
Q4 '11

Heritage Oaks Bancorp
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New Management Team

Name/Position	HOB Service Since
Simone Lagomarsino Chief Executive Officer	Sep. 2011
Tom Tolda EVP / Chief Financial Officer	Nov. 2010
William Raver EVP / General Counsel	Oct. 2004
Joanne Funari Market Area President - Santa Barbara/Ventura	Oct. 2007
William Filippin Market Area President - San Luis Obispo	Apr. 2009
William Yarbenet EVP / Chief Credit Officer	Jan. 2012

Heritage Oaks Bancorp
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Growing the Loan Portfolio & Improving Efficiency

Heritage Oaks Bancorp
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- Opportunity to grow SBA, Ag Lending and Consumer Mortgages
- Adding seasoned lenders to our Commercial Lending, SBA and Mortgage Lending teams
- Expanding into new geographic markets with plans for new loan production offices in Ventura and southern Santa Barbara Counties
- Improved credit quality provides greater capacity for relationship managers to strengthen existing relationships and cultivate new ones
- Three smaller branch consolidations and rationalizing the organization to reduce costs. Such actions to save more than $1.75MM annually. Further evaluation ongoing to identify additional efficiencies.

Strong Institutional Ownership *(as of 12/31/11)*

Heritage Oaks Bancorp
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Investors	Ownership Percentage
Patriot Financial Partners LP	14.8%
Wellington Management Co. LLP	9.9%
Castle Creek Capital LLC	9.9%
Sandler O'Neill Asset Management, LLC	8.6%
Manulife Asset Management (U.S.) LLC	6.8%
Banc Funds Co. LLC	6.1%
MFP Investors LLC	4.6%
Endeavour Capital Advisors Inc.	1.9%
Total	62.6%

Opportunity

Heritage Oaks Bancorp
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Path to Higher Earnings, Business Growth and Greater Shareholder Value

2011	2012 - 2013		
Improved Earnings & Capital	**Resolution of FDIC & DFI "Order"**	**Business Development Strategies**	**Greater Economies and Leverage**
Improved Credit Quality	Possible Capital Relief		
Less Provision for Loan Losses	Lower FDIC Insurance Assessment Cost	Expansion of Footprint to Ventura County and Goleta	Improved Franchise & Shareholder Value
Less OREO and Appraisal Costs	Potential for Reversal of $5.6MM DTA Valuation Reserve	Increasing # of Loan Originators	
	Efficiency Program	Focus on Agriculture, SBA & Mortgage	

Thank you!

Heritage Oaks Bancorp

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